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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      February 2, 1999 (January 19, 1999)

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                           THERAPEUTIC ANTIBODIES INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       0-25978                  62-1212485
(State or other jurisdiction of   (Commission File Number)        (IRS Employer
         incorporation)                                           Identification
                                                                      Number)


1207 17th Avenue South
Suite 103
Nashville, Tennessee                                                 37212
(Address of principal executive offices)                             (Zip Code)


                                 (615) 327-1027
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

         On January 19, 1999, Therapeutic Antibodies Inc. (the "Company") announced that an agreement to develop an antibody for two G.D. Searle & Co. ("Searle") products was terminated following Searle's decision to cease development of its xemilofiban and orboifiban projects.

         The Company signed the research agreement with Searle, the pharmaceutical division of Monsanto Co., in May 1998 to identify and develop a "rescue antibody" to these drugs.

ITEM 7. EXHIBITS

         20.1 Copy of the press release, dated January 19, 1999, relating to the termination of the Searle agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THERAPEUTIC ANTIBODIES INC.


                                             By: /s/ Andrew J. Heath
                                                 -------------------------------
                                                 Andrew J. Heath, M.D., Ph.D.
                                                 Chief Executive Officer

Dated:  January 28, 1999